Logan Capital Large Cap Growth Fund

A series of Advisors Series Trust (the “Trust”)

Institutional Class	LGNGX
Investor Class	LGNHX

Supplement dated October 12, 2021, to the Summary Prospectus dated August 28, 2021

Conversion of Investor Class into Institutional Class
Based on a recommendation of Logan Capital Management, Inc. (the “Adviser”), on September 22, 2021, the Board of Trustees of the Trust (the “Board”) has approved converting the Investor Class shares into Institutional Class shares and then closing the Investor Class shares of the Logan Capital Large Cap Growth Fund (the “Fund”).

After the close of business on November 12, 2021, the Fund will convert Investor Class shares into Institutional Class shares. Prior to the conversion, shareholders of Investor Class shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Investor Class shares of the Fund will own Institutional Class shares of the same Fund equal to the aggregate value of the shareholder’s Investor Class shares. Because Investor Class shareholders will own Institutional Class shares following the conversion, those shareholders will no longer be subject to a Distribution and Service (Rule 12b-1) Fee.

The conversion will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Reorganization into Logan Capital Large Cap Growth ETF
Based on a recommendation from the Adviser, on September 22, 2021, the Board approved an Agreement and Plan of Reorganization whereby the Fund will be reorganized into the Logan Capital Large Cap Growth ETF (the “Logan ETF”), a newly-created series of the Trust (the “Reorganization”).

The Reorganization, which is expected to be tax free to the shareholders of the Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Fund to the Logan ETF, in exchange for shares of the Logan ETF. Shareholders of Institutional Class shares of the Fund will then receive shares of the Logan ETF equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Fund at the time of the Reorganization. The Fund will then be dissolved. These events are currently expected to occur on or about the close of business on December 31, 2021.

There are some differences between a traditional mutual fund and an ETF. Shares of an ETF are not issued in fractional shares and as a result, some shareholders who hold fractional shares of the Fund may have such fractional shares redeemed at net asset value immediately prior to the Reorganization resulting in a small cash payment, which will be taxable. After the Reorganization, individual shares of the Logan ETF may only be purchased and sold on a stock exchange. Should you decide to purchase or sell shares in the Logan ETF after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Logan ETF shares will trade at market prices rather than at NAV, Logan ETF shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms. In the next few weeks, the Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

Shareholder approval is not required to effect the Reorganization.

Effective immediately, the Fund will no longer be able to open shareholder accounts directly through the Fund’s Transfer Agent. Shareholders must open accounts through their financial intermediary.

* * * * * * * * * * * *

Please retain this Supplement with your Summary Prospectus for reference.